                         ANNUAL REPORT / OCTOBER 31 2000

                         AIM LARGE CAP BASIC VALUE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                  STILL LIFE WITH CURTAIN AND FLOWERED PITCHER

                                 BY PAUL CEZANNE

           THE FRENCH PAINTER CEZANNE FOUND BEAUTY IN EVERYDAY OBJECTS

           WITHOUT HAVING TO REMAKE THEM. HE PAINTED WHAT HE SAW--WHAT

        EVERYONE SEES--AND HIS WORK MADE THE ORDINARY SEEM EXTRAORDINARY.

              IN A SIMILAR FASHION, AIM LARGE CAP BASIC VALUE FUND

         BELIEVES THAT VALUE CAN BE FOUND IN LARGE, FAMILIAR COMPANIES.

                      -------------------------------------

AIM Large Cap Basic Value Fund seeks long-term growth of capital, with current income as a secondary objective, by investing in the equity securities of large-capitalization companies.

ABOUT PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Basic Value Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's relatively small asset base. As the fund's assets grow, there is no guarantee that it will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED NOR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

In addition to the returns as of the close of the fiscal year found on page 4, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were:

================================================================================
CLASS A SHARES
  Inception (6/30/99)              10.01%
  1 Year                           25.89

CLASS B SHARES
  Inception (8/1/00)                1.45%*

CLASS C SHARES
  Inception (8/1/00)                5.36%*

* Because the fund's Class B and Class C shares have been offered for less than a year, the returns provided are cumulative total returns that have not yet been annualized.
================================================================================


                         AIM LARGE CAP BASIC VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.

This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------


                         AIM LARGE CAP BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM LARGE CAP BASIC VALUE FUND OUTPERFORMS INDEXES

HOW DID THE FUND PERFORM?
Despite a wild ride for U.S. and some foreign stock markets, AIM Large Cap Basic Value Fund delivered outstanding returns and handily outperformed its benchmark indexes. For the fiscal year ended October 31, 2000, the fund's Class A shares returned 32.21% at net asset value, that is, excluding sales charges. The fund's Class B and Class C shares boasted cumulative returns of 10.78% at net asset value since their inception on August 1, 2000.
    By comparison, the fund's indexes were up only modestly for the fiscal year: the Russell 1000 Index gained 9.06% and the Lipper Large-Cap Value Fund Index rose just 5.92%.
    The fund's total net assets stood at $9.84 million at the close of the fiscal year on October 31, 2000.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
U.S. stock markets were volatile for most of 2000, with significant sell-offs in March through May and again in August through October. In the spring, investors worried that the Federal Reserve Board (the Fed) would continue raising interest rates to slow torrid economic growth and to forestall inflation. The Fed raised the federal funds rate (the rate banks charge one another for overnight loans) from 6.0% to 6.5% in May--the sixth increase since June 1999. But with data showing that economic growth was slowing and that inflation was in check, the Fed kept rates unchanged at its June, August and October meetings.
    Early in 2000, investors became concerned that many technology stocks that had propelled the markets higher in 1999 might have become overvalued. In late summer and fall, rising oil prices and Middle East tensions made investors skittish, sparking a second major stock-market sell-off. Investors also became concerned about a string of corporate earnings warnings and disappointing third-quarter earnings announcements by a number of major corporations. Higher oil prices and a weak euro (the common currency adopted in 1999 by 11 European nations) negatively affected corporate profits.

WHAT EFFECT DID MARKET VOLATILITY HAVE ON THE FUND?
In one sense, the fund benefited from the volatility that affected U.S. equity markets during 2000. The decelerating economy (and other factors) adversely affected corporate earnings and prompted many investors to reassess their tolerance for risk. While companies in a variety of industries saw their share prices decline, technology stocks were hardest hit; the shares of many dot-com companies were devastated. As a result, investors sought out more established companies with proven management, well-known products, more reasonable valuations--and earnings. That shift in investor sentiment benefited value stocks. According to Frank Russell Co., an independent mutual fund monitor, value stocks have outperformed growth stocks in every market-cap category year-to-date.
    Fund performance was further enhanced by careful stock selection. We research individual companies, not sectors or industries. We select holdings for the portfolio one stock at a time, looking for stocks that sell at a discount to their intrinsic value as well as companies with proven track records and attractive long-term prospects. Just as important, we maintain a strong sell discipline--selling holdings when their intrinsic value is reflected in their stock price.

WHAT STOCKS HELPED FUND PERFORMANCE?
The primary drivers of our performance were health-care and financial stocks. In health care, United Health Group, Health Management Associates and McKesson were stand-out performers; all appreciated more than 50% during the year. All our financial stocks did well, but the strongest performer was Associates First Capital, which rose 75% after Citigroup, a fund holding, announced its intention to acquire it. In the utilities sector, Dynegy rose more than 200% during the year to a level that in our opinion reflected its intrinsic value.

                      -------------------------------------

                                VALUE STOCKS HAVE

                               OUTPERFORMED GROWTH

                           STOCKS IN EVERY MARKET-CAP

                             CATEGORY YEAR-TO-DATE.

                      -------------------------------------

FUND VS. INDEXES

For the fiscal year ended 10/31/00, excluding sales charges
================================================================================
    FUND CLASS A SHARES                           32.21%

    FUND CLASS B SHARES                           10.78%*

    FUND CLASS C SHARES                           10.78%*

    RUSSELL 1000 INDEX                             9.06%

    LIPPER LARGE-CAP VALUE FUND INDEX              5.92%

* Cumulative total return since inception on 8/1/00
================================================================================


          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

==========================================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
  1. Waste Management, Inc.                    3.71%         1. Financial (Diversified)             8.72%
  2. Freddie Mac                               3.56          2. Manufacturing (Diversified)         5.83
  3. Kroger Co. (The)                          3.51          3. Oil & Gas (Drilling & Equipment)    5.00
  4. Aon Corp.                                 3.46          4. Insurance Brokers                   4.97
  5. HCA-Healthcare Corp. (The)                3.25          5. Banks (Money Center)                4.82
  6. SBC Communications Inc.                   3.02          6. Health Care (Hospital Management)   4.66
  7. Chase Manhattan Corp. (The)               2.74          7. Telephone                           3.71
  8. First Data Corp.                          2.67          8. Waste Management                    3.71
  9. Computer Associates International, Inc.   2.63          9. Services (Computer Systems)         3.58
 10. Target Corp.                              2.36         10. Retail (Food Chains)                3.51

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================

As a result, we reduced our position in Dynegy, which had previously been a top 10 holding. The fund also benefited from its investment in Honeywell; in October, General Electric (not a fund holding) announced a bid to acquire Honeywell at a significant premium to its market price.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
The fund remained well diversified by sector, with representation in every sector except one: transportation. The fund maintained overweighted positions in the healthcare and financial sectors and in the oil-service industry. The fund remained underweighted in communication-services stocks.
    The portfolio was composed of roughly three-quarters large-cap stocks and one-quarter mid-cap holdings; the average market capitalization was $46 billion. The fund held 48 stocks at the close of the fiscal year, virtually unchanged from a year earlier.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS AT THE END OF THIS FISCAL YEAR?
The fund's major holdings included Freddie Mac. The congressionally chartered company buys conventional residential mortgages from banks and mortgage bankers and securitizes most of them for sale in the secondary market. Freddie Mac indirectly finances one out of six homes in the United States.
    Another major holding was Waste Management, which serves municipal, business and residential customers in the United States, Canada and Mexico. It operates a network of landfills and collection operations and offers waste-transfer, disposal and recycling services.
    Investors have been selling off Target in recent months, pushing the stock down some 40% from its highs. We recently added Target to our holdings because we believe that the company is executing well in a difficult environment. The company's store brands include Target, Mervyn's California, Dayton's, Hudson's and Marshall Field's.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
At the close of the fiscal year, we remained cautiously optimistic about the direction of the U.S. economy. While economic growth is slowing, the economy continues to grow at a sustainable pace. Unemployment dropped to 3.9% in September--matching a 30-year low. Consumer spending continues to grow, albeit at a somewhat more subdued pace than last year, and except for the potential threat of higher oil prices, inflation remains in check.
    We continue to see potential risk in many technology stocks despite the recent sell-offs, because valuations remain high by historical standards. We continue to emphasize health care, financials, oil services and selective opportunities in quality companies that are temporarily out of favor and therefore undervalued.
    Interest rates seem to have stabilized as the Fed has taken a respite from its string of interest-rate increases, which have roiled the markets for more than a year. However, because of a degree of uncertainty surrounding short-term economic trends and international developments, markets may continue to be volatile. In such an environment, investors would be well advised to remain diversified and maintain a long-term investment perspective.

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                        Early in 2001, a new service will

                        be available--electronic delivery

                        of fund reports and prospectuses.

                         Soon, you can read the same AIM

                          report you are reading now--

                        online. Once you sign up for the

                       service, we will send you a link to

                      the report via e-mail. If you choose

                       to receive your reports online, you

                        will not receive a paper copy by

                       mail. You may cancel the service at

                       any time by visiting our Web site.

                          Please visit our Web site at

                           www.aimfunds.com and go to

                        "Your AIM Account." Log into your

                       account and then click on the "View

                         Other Account Options" dropdown

                          menu and select "eDelivery."

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LARGE CAP BASIC VALUE FUND VS. BENCHMARK INDEXES

6/30/99-10/31/00

in thousands
================================================================================
                AIM LARGE CAP
              BASIC VALUE FUND,        RUSSELL              LIPPER LARGE-CAP
               CLASS A SHARES         1000 INDEX            VALUE FUND INDEX
--------------------------------------------------------------------------------
                  $11,746              $10,870                  $10,199

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to its benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 6/30/99-10/31/00.

It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Large-Cap Value Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/30/99)             12.79%
  1 Year                          24.90*
  *32.21% excluding sales charges

CLASS B SHARES
  Inception (8/1/00)               5.78%*+
  *10.78% excluding CDSC

CLASS C SHARES
  Inception (8/1/00)               9.78%*+
  *10.78% excluding CDSC
  +Cumulative total return since inception on 8/1/00
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERING FEES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND A DESCRIPTION OF THE INDEXES CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.



                         AIM LARGE CAP BASIC VALUE FUND

                        ANNUAL REPORT / FOR CONSIDERATION


                                    [ARTWORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
    Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.

                                    [ARTWORK]


                         AIM LARGE CAP BASIC VALUE FUND

                        ANNUAL REPORT / FOR CONSIDERATION


    Income funds are considered more conservative and are suited for investors seeking income rather than growth.


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

-------------------------------------------------------------------------------
TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.
-------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                         AIM LARGE CAP BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.62%

AUTOMOBILES-1.50%

General Motors Corp.                       2,400   $   149,100
==============================================================

BANKS (MAJOR REGIONAL)-1.76%

FleetBoston Financial Corp.                4,600       174,800
==============================================================

BANKS (MONEY CENTER)-4.82%

Bank of America Corp.                      4,300       206,669
--------------------------------------------------------------
Chase Manhattan Corp. (The)                6,000       273,000
==============================================================
                                                       479,669
==============================================================

CHEMICALS-1.52%

Air Products & Chemicals, Inc.             4,050       151,116
==============================================================

COMPUTERS (HARDWARE)-2.11%

Compaq Computer Corp.                      6,900       209,829
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-2.63%

Computer Associates International,
  Inc.                                     8,200       261,375
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-1.63%

McKesson HBOC, Inc.                        5,800       162,762
==============================================================

ELECTRIC COMPANIES-2.90%

Edison International                       4,300       102,662
--------------------------------------------------------------
PG&E Corp.                                 5,900       158,931
--------------------------------------------------------------
Southern Energy, Inc.(a)                   1,000        27,250
==============================================================
                                                       288,843
==============================================================

ELECTRICAL EQUIPMENT-1.39%

Koninklijke (Royal) Philips
  Electronics N.V.-ADR (Netherlands)       3,470       138,583
==============================================================

FINANCIAL (DIVERSIFIED)-8.72%

Associates First Capital Corp.-Class
  A                                        4,900       181,912
--------------------------------------------------------------
Citigroup Inc.                             2,033       106,987
--------------------------------------------------------------
Freddie Mac                                5,900       354,000
--------------------------------------------------------------
MGIC Investment Corp.                      3,300       224,812
==============================================================
                                                       867,711
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.08%

Pharmacia Corp.                            3,757       206,635
==============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-4.66%

HCA-Healthcare Corp. (The)                 8,100       323,494
--------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                          7,100       140,669
==============================================================
                                                       464,163
==============================================================

HEALTH CARE (MANAGED CARE)-2.31%

UnitedHealth Group Inc.                    2,100       229,687
==============================================================

                                                     MARKET
                                        SHARES        VALUE
INSURANCE (LIFE/HEALTH)-2.19%

UnumProvident Corp.                        7,700   $   217,525
==============================================================

INSURANCE (MULTI-LINE)-1.92%

American International Group, Inc.         1,947       190,806
==============================================================

INSURANCE (PROPERTY & CASUALTY)-0.93%

XL Capital Ltd.-Class A (Bermuda)          1,200        92,250
==============================================================

INSURANCE BROKERS-4.97%

Aon Corp.                                  8,300       343,931
--------------------------------------------------------------
Marsh & McLennan Cos., Inc.                1,150       150,362
==============================================================
                                                       494,293
==============================================================

LEISURE TIME (PRODUCTS)-1.47%

Mattel, Inc.                              11,300       146,194
==============================================================

MANUFACTURING (DIVERSIFIED)-5.83%

Honeywell International Inc.               3,600       193,725
--------------------------------------------------------------
Illinois Tool Works Inc.                   3,700       205,581
--------------------------------------------------------------
Tyco International Ltd. (Bermuda)          3,200       181,400
==============================================================
                                                       580,706
==============================================================

NATURAL GAS-1.26%

Dynegy Inc.-Class A                        2,700       125,044
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-5.00%

ENSCO International Inc.                   3,200       106,400
--------------------------------------------------------------
Schlumberger Ltd.                          1,800       137,025
--------------------------------------------------------------
Transocean Sedco Forex Inc.                2,877       152,481
--------------------------------------------------------------
Weatherford International, Inc.(a)         2,800       102,200
==============================================================
                                                       498,106
==============================================================

OIL (INTERNATIONAL INTEGRATED)-1.74%

Exxon Mobil Corp.                          1,946       173,559
==============================================================

PAPER & FOREST PRODUCTS-1.29%

International Paper Co.                    3,500       128,187
==============================================================

PHOTOGRAPHY/IMAGING-1.58%

Eastman Kodak Co.                          3,500       157,063
==============================================================

RETAIL (FOOD CHAINS)-3.51%

Kroger Co. (The)(a)                       15,500       349,719
==============================================================

RETAIL (GENERAL MERCHANDISE)-2.36%

Target Corp.                               8,500       234,813
==============================================================

RETAIL (SPECIALTY-APPAREL)-0.47%

Gap, Inc. (The)                            1,800        46,463
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-2.19%

H&R Block, Inc.                            6,100       217,694
==============================================================

                                                     MARKET
                                        SHARES        VALUE
SERVICES (COMPUTER SYSTEMS)-3.58%

Electronic Data Systems Corp.              4,000   $   187,750
--------------------------------------------------------------
SunGard Data Systems Inc.(a)               3,300       168,713
==============================================================
                                                       356,463
==============================================================

SERVICES (DATA PROCESSING)-2.67%

First Data Corp.                           5,300       265,663
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.21%

AT&T Corp.                                 9,500       220,281
==============================================================

TELEPHONE-3.71%

SBC Communications Inc.                    5,200       299,975
--------------------------------------------------------------
Verizon Communications                     1,200        69,375
==============================================================
                                                       369,350
==============================================================

WASTE MANAGEMENT-3.71%

Waste Management, Inc.                    18,450       369,000
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $8,330,962)                                    9,017,452
==============================================================

                                       PRINCIPAL     MARKET
                                        AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-11.63%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")

Discount Notes, 6.45%, 11/01/00 (Cost
  $1,157,000)(b)                       1,157,000   $ 1,157,000
==============================================================
TOTAL INVESTMENTS-102.25%
  (Cost $9,487,962)                                 10,174,452
==============================================================
LIABILITIES LESS OTHER ASSETS-(2.25%)                 (223,905)
==============================================================
NET ASSETS-100.00%                                 $ 9,950,547
______________________________________________________________
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost $9,487,962)   $10,174,452
------------------------------------------------------------
Cash                                                   1,178
------------------------------------------------------------
Receivables for:
  Investments sold                                    26,209
------------------------------------------------------------
  Fund shares sold                                   314,812
------------------------------------------------------------
  Dividends                                            7,114
------------------------------------------------------------
Investment for deferred compensation plan              6,329
------------------------------------------------------------
Due from advisor                                      10,855
------------------------------------------------------------
Other assets                                          14,371
============================================================
    Total assets                                  10,555,320
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              527,099
------------------------------------------------------------
  Fund shares reacquired                              35,034
------------------------------------------------------------
  Deferred compensation plan                           6,329
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                              3,874
------------------------------------------------------------
Accrued trustees' fees                                   546
------------------------------------------------------------
Accrued transfer agent fees                              561
------------------------------------------------------------
Accrued operating expenses                            27,095
============================================================
    Total liabilities                                604,773
============================================================
Net assets applicable to shares outstanding      $ 9,950,547
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $ 5,888,058
____________________________________________________________
============================================================
Class B                                          $ 2,814,613
____________________________________________________________
============================================================
Class C                                          $ 1,247,876
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                              488,797
____________________________________________________________
============================================================
Class B                                              234,142
____________________________________________________________
============================================================
Class C                                              103,826
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     12.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided by
      94.50%)                                    $     12.75
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     12.02
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     12.02
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $52)                                            $  25,653
-----------------------------------------------------------
Interest                                             13,471
===========================================================
    Total investment income                          39,124
===========================================================

EXPENSES:

Advisory fees                                        12,555
-----------------------------------------------------------
Administrative services fee                          50,000
-----------------------------------------------------------
Custodian fees                                       10,073
-----------------------------------------------------------
Distribution fees -- Class A                          5,816
-----------------------------------------------------------
Distribution fees -- Class B                          3,172
-----------------------------------------------------------
Distribution fees -- Class C                          1,135
-----------------------------------------------------------
Transfer agent fees -- Class A                        2,111
-----------------------------------------------------------
Transfer agent fees -- Class B                          292
-----------------------------------------------------------
Transfer agent fees -- Class C                          104
-----------------------------------------------------------
Trustees' fees                                        7,251
-----------------------------------------------------------
Registration and filing fees                         28,222
-----------------------------------------------------------
Printing                                             14,474
-----------------------------------------------------------
Professional fees                                    35,552
-----------------------------------------------------------
Other                                                 3,897
===========================================================
    Total expenses                                  174,654
===========================================================
Less: Fees waived and expenses reimbursed          (145,517)
-----------------------------------------------------------
    Expenses paid indirectly                            (64)
===========================================================
    Net expenses                                     29,073
===========================================================
Net investment income                                10,051
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                 454
-----------------------------------------------------------
  Futures contracts                                    (429)
===========================================================
                                                         25
===========================================================
Change in net unrealized appreciation of
  investment securities                             771,563
===========================================================
Net gain from investment securities and futures
  contracts                                         771,588
===========================================================
Net increase in net assets resulting from
  operations                                      $ 781,639
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                 2000          1999
                                                              ----------    ----------

OPERATIONS:

  Net investment income                                       $   10,051    $    3,308
--------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                         25         8,496
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  771,563       (85,073)
======================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 781,639       (73,269)
======================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (19,234)           --
--------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (12,288)           --
--------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      4,188,609     1,226,376
--------------------------------------------------------------------------------------
  Class B                                                      2,671,623            --
--------------------------------------------------------------------------------------
  Class C                                                      1,187,091            --
======================================================================================
    Net increase in net assets                                 8,797,440     1,153,107
======================================================================================

NET ASSETS:

  Beginning of year                                            1,153,107            --
======================================================================================
  End of year                                                 $9,950,547    $1,153,107
______________________________________________________________________________________
======================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $9,238,062    $1,222,360
--------------------------------------------------------------------------------------
  Undistributed net investment income                             29,765         7,324
--------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                              (3,770)        8,496
--------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                             686,490       (85,073)
======================================================================================
                                                              $9,950,547    $1,153,107
______________________________________________________________________________________
======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $31,624, undistributed net realized gains decreased by $3 and paid in capital decreased by $31,621 as a nondeductible organizational expense reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. During the year ended October 31, 2000, AIM waived fees of $12,555 and reimbursed expenses of $132,962.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,108 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $5,816, $3,172 and $1,135, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,029 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $502 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $3,949 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $24 and reductions in custodian fees of $40 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $64.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $8,436,977 and $1,232,827, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 775,069
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (137,872)
========================================================
Net unrealized appreciation of investment
  securities                                   $ 637,197
________________________________________________________
========================================================
Cost of investments for tax purposes is $9,537,255.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 and the period June 30, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                      2000                     1999
                                                              ---------------------    ---------------------
                                                              SHARES       AMOUNT      SHARES       AMOUNT
                                                              -------    ----------    -------    ----------
Sold:
  Class A                                                     406,940    $4,618,456    125,927    $1,256,078
------------------------------------------------------------------------------------------------------------
  Class B                                                     238,116     2,718,547         --            --
------------------------------------------------------------------------------------------------------------
  Class C                                                     104,697     1,197,020         --            --
============================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       3,346        31,522         --            --
============================================================================================================
Reacquired:
  Class A                                                     (44,224)     (461,369)    (3,192)      (29,702)
------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,974)      (46,924)        --            --
------------------------------------------------------------------------------------------------------------
  Class C                                                        (871)       (9,929)        --            --
============================================================================================================
                                                              704,030    $8,047,323    122,735    $1,226,376
____________________________________________________________________________________________________________
============================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                                -------------------------------
                                                                                JUNE 30, 1999
                                                                               (DATE OPERATIONS
                                                                YEAR ENDED      COMMENCED) TO
                                                                OCTOBER 31,      OCTOBER 31,
                                                                  2000(a)            1999
                                                                -----------    ----------------
Net asset value, beginning of period                              $ 9.40            $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.07              0.03
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     2.88             (0.63)
===============================================================================================
    Total from investment operations                                2.95             (0.60)
===============================================================================================
Less distributions:
  Dividends from net investment income                             (0.18)               --
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.12)               --
===============================================================================================
    Total distributions                                            (0.30)               --
===============================================================================================
Net asset value, end of period                                    $12.05            $ 9.40
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    32.21%            (6.00)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $5,888            $1,153
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.25%(c)          1.25%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                               8.21%(c)         10.02%(d)
===============================================================================================
Ratio of net investment income to average net assets                0.62%(c)          0.87%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate                                               57%               10%
_______________________________________________________________________________________________
===============================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $1,661,756.
(d) Annualized.

                                                                   CLASS B
                                                                --------------
                                                                AUGUST 1, 2000
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2000
                                                                --------------
Net asset value, beginning of period                                $10.85
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 --
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.17
==============================================================================
    Total from investment operations                                  1.17
==============================================================================
Net asset value, end of period                                      $12.02
______________________________________________________________________________
==============================================================================
Total return(a)                                                      10.78%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $2,815
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.93%(b)
------------------------------------------------------------------------------
  Without fee waivers                                                 8.89%(b)
==============================================================================
Ratio of net investment loss to average net assets                   (0.06)%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 57%
______________________________________________________________________________
==============================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $1,262,046.

                                                                   CLASS C
                                                                --------------
                                                                AUGUST 1, 2000
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2000
                                                                --------------
Net asset value, beginning of period                                $10.85
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 --
==============================================================================
  Net gains on securities (both realized and unrealized)              1.17
==============================================================================
    Total from investment operations                                  1.17
==============================================================================
Net asset value, end of period                                      $12.02
______________________________________________________________________________
==============================================================================
Total return(a)                                                      10.78%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $1,248
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.93%(b)
------------------------------------------------------------------------------
  Without fee waivers                                                 8.89%(b)
==============================================================================
Ratio of net investment loss to average net assets                   (0.06)%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 57%
______________________________________________________________________________
==============================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $451,456.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year ended, the statement of changes in net assets, and financial highlights for the one-year period then ended and the period June 30, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2000, the results of its operations for the year ended, the changes in its net assets and the financial highlights for the one-year period then ended and the period June 30, 1999 (date operations commenced) through October 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Large Cap Basic Value Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of
        AIM Equity Funds, Inc. as a Delaware business trust.........  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement
        with A I M Advisors, Inc....................................      109,729            0             0
(4)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................      109,729            0             0



     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                        VOTES      WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST    ABSTENTIONS
        ------                                                        -------------   ---------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............    771,237,475   25,045,711  214,550,642**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                        VOTES      WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST    ABSTENTIONS
        ------                                                        -------------   ---------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................    824,680,935   26,389,312  203,059,248**

---------------

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                Robert H. Graham                        11 Greenway Plaza
Chairman, President and                         Chairman and President                  Suite 100
Chief Executive Officer                                                                 Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                        Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                    Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                       Suite 100
Chief Executive Officer                         Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                              Vice President
                                                                                        TRANSFER AGENT
Owen Daly II                                    Dana R. Sutton
Formerly Director                               Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                     P.O. Box 4739
                                                Melville B. Cox                         Houston, TX 77210-4739
Albert R. Dowden                                Vice President
Chairman of the Board of Directors,                                                     CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and     Mary J. Benson
Director, Magellan Insurance Company,           Assistant Vice President and            State Street Bank and Trust Company
Formerly Director, President and                Assistant Treasurer                     225 Franklin Street
Chief Executive Officer,                                                                Boston, MA 02110
Volvo Group North America, Inc.; and            Sheri Morris
Senior Vice President, AB Volvo                 Assistant Vice President and            COUNSEL TO THE FUND
                                                Assistant Treasurer
Edward K. Dunn Jr.                                                                      Ballard Spahr
Chairman, Mercantile Mortgage Corp.;            Jim A. Coppedge                         Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,           Assistant Secretary                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                Philadelphia, PA 19103
President, Mercantile Bankshares                Renee A. Friedli
                                                Assistant Secretary                     COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                         P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                     Assistant Secretary                     919 Third Avenue
Formerly Member                                                                         New York, NY 10022
of the U.S. House of Representatives            Nancy L. Martin
                                                Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                         Ofelia M. Mayo                          A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                     11 Greenway Plaza
                                                                                        Suite 100
Prema Mathai-Davis                              Lisa A. Moss                            Houston, TX 77046
Formerly Chief Executive                        Assistant Secretary
Officer, YWCA of the U.S.A.                                                             AUDITORS
                                                Kathleen J. Pflueger
Lewis F. Pennock                                Assistant Secretary                     KPMG LLP
Partner                                                                                 700 Louisiana
Pennock & Cooper                                                                        Houston, TX 77002

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 25.04% is eligible for the dividends received deduction for corporations.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                        EQUITY FUNDS
DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry
       MORE AGGRESSIVE                        MORE AGGRESSIVE                        since 1976 and managed approximately $183
AIM Small Cap Opportunities(1)         AIM Latin American Growth                     billion in assets for more than eight
AIM Mid Cap Opportunities(2)           AIM Developing Markets                        million shareholders, including
AIM Large Cap Opportunities(3)         AIM European Small Company                    individual investors, corporate clients
AIM Emerging Growth                    AIM Asian Growth                              and financial institutions, as of
AIM Small Cap Growth(4)                AIM Japan Growth                              September 30, 2000.
AIM Aggressive Growth                  AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Mid Cap Growth                     AIM European Development                      Trademark-- is distributed nationwide,
AIM Small Cap Equity                   AIM Euroland Growth                           and AIM today is the eighth-largest
AIM Capital Development                AIM Global Aggressive Growth                  mutual fund complex in the United States
AIM Constellation                      AIM International Equity                      in assets under management, according to
AIM Dent Demographic Trends            AIM Advisor International Value               Strategic Insight, an independent mutual
AIM Select Growth                      AIM Global Trends                             fund monitor.
AIM Large Cap Growth                   AIM Global Growth                                 AIM is a subsidiary of AMVESCAP PLC,
AIM Weingarten                               MORE CONSERVATIVE                       one of the world's largest independent
AIM Mid Cap Equity                                                                   financial services companies with $414
AIM Value II                                                                         billion in assets under management as of
AIM Charter                            SECTOR EQUITY FUNDS                           September 30, 2000.
AIM Value
AIM Blue Chip                                 MORE AGGRESSIVE
AIM Basic Value                        AIM New Technology
AIM Large Cap Basic Value              AIM Global Telecommunications and Technology
AIM Balanced                           AIM Global Resources
AIM Advisor Flex                       AIM Global Financial Services
      MORE CONSERVATIVE                AIM Global Health Care
                                       AIM Global Consumer Products and Services
                                       AIM Global Infrastructure
                                       AIM Advisor Real Estate
                                       AIM Global Utilities
                                             MORE CONSERVATIVE

                        FIXED-INCOME FUNDS
TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE
AIM Strategic Income                   AIM High Income Municipal
AIM High Yield II                      AIM Tax-Exempt Bond of Connecticut
AIM High Yield                         AIM Municipal Bond
AIM Income                             AIM Tax-Free Intermediate
AIM Global Income                      AIM Tax-Exempt Cash
AIM Floating Rate(5)                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       LCBV-AR-1
A I M Distributors, Inc.